UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2015
M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-12434 (Commission File Number)	31-1210837 (I.R.S. Employer Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio (Address of principal executive offices)	43,219 (Zip Code)

(614) 418-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 23, 2015, M/I Homes, Inc. issued a press release reporting financial results for the three and six months ended June 30, 2015. A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is furnished pursuant to Item 2.02 on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description of Documents

99.1	Press release dated July 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2015

M/I Homes, Inc.

By:	/s/Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President and Corporate Controller
(Principal Accounting Officer)

Index to Exhibits

Exhibit No.	Description of Documents

99.1	Press release dated July 23, 2015.